                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE



      THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "Agreement") is made as of this 10th day of August, 1995, between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership ("REPLP") and REC Resolution Company, an Oregon corporation ("REC"); and FRED MEYER, INC., a Delaware corporation ("FMI"), ROUNDUP CO., a Washington corporation ("Roundup"), FRED MEYER OF ALASKA, INC., an Alaska corporation ("FM Alaska"), and B & B STORES, INC., a Montana corporation ("B & B").

                                R E C I T A L S

      A. Roundup, FM Alaska and B & B are wholly owned subsidiaries of FMI.

      B. On or about December 11, 1981, REPLP, as landlord, and FMI (or its subsidiaries), as tenant, entered into various real property leases (or subleases) for (i) all or substantially all of the retail buildings in which FMI operated Fred Meyer retail developments, plus (ii) the warehouse and manufacturing properties operated by FMI (the "1981 Leases"). In October of 1986 REPLP sold a majority of its properties to Metropolitan Life Insurance Company, who entered into new leases with FMI (or its subsidiaries) for these properties. On October 22, 1986, REPLP entered into new leases with FMI (or its subsidiaries) for the remaining properties covered by the 1981 Leases (the "1986 Leases"). The properties covered by the 1986 Leases are listed on Exhibit A attached hereto and incorporated by reference.

      C. REC is the successor by merger to Duane Company, Union Central Company, Fourth Avenue Corporation, Fifth Avenue Corporation and Van Oak Corporation and has acquired substantially all of the assets of EFEM Company. REC's predecessors leased to REPLP the Fred Meyer retail developments listed on Exhibit B, attached hereto and incorporated by reference (the "REC Leases"), and REPLP in turn subleased these properties to FMI (or its subsidiaries) under the applicable 1981 Leases and 1986 Leases. The 1986 Lease for the Gateway Fred Meyer retail development has expired and REC is currently leasing this property directly to FMI.

      D. Many of the Fred Meyer retail developments and warehouse and manufacturing properties leased under the 1981 Leases and the 1986 Leases contain small tenant spaces and/or adjacent pad sites or pad buildings (collectively "Retail Tenant Space") which were, at the time or thereafter, leased to third party tenants. Some of the Retail Tenant Space was leased to third party tenants by FMI (or its subsidiaries) and some of the Retail Tenant Space was leased by REPLP or REC. The Retail Tenant Space leased by REPLP, since 1981, include, without limitation, the properties listed on Exhibit C, attached hereto and incorporated by reference (the "REPLP Pad Properties") and the Retail Tenant Space leased by REC (or its predecessors) since 1981 include, without limitation, the properties listed on Exhibit D attached hereto and incorporated by reference (the "REC Pad Properties").

      E. FMI claims that the REPLP Pad Properties at the Gresham, Clackamas and Tigard Fred Meyer retail developments (the "Contested Pads") were, or should have been, included in the applicable 1986 Leases and 1981 Leases and that it is entitled to have the 1981 Leases and/or the 1986 Leases reformed, if necessary, to include the Contested Pads, and that FMI is entitled to the lease revenue received from the Contested

      2 of 7

Pads. FMI has made demand that REPLP convey to FMI a leasehold estate to the Contested Pads (and assign all existing leases encumbering the Contested Pads) for the balance of the terms of the related 1986 Leases and pay FMI for all lease revenue received from the Contested Pads since December 11, 1981, including interest thereon.

      F. REPLP disputes FMI's claim for control of the Contested Pads and rental income received therefrom.

      G. The parties now desire to settle all claims between themselves arising out of or based on rental income received from the Retail Tenant Space including, without limitation, the REPLP Pad Properties and the REC Pad Properties.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

       1. Pad Properties. FMI, Roundup, FM Alaska and B & B acknowledge and agree that (i) REPLP is the lessor under the leases for the REPLP Pad Properties and is entitled to all rental income received under leases for such properties and (ii) REC is the lessor under the leases for the REC Pad Properties and is entitled to all rental income received under such leases. Furthermore, FMI, Roundup, FM Alaska and B & B acknowledge and agree that the REPLP Pad Properties and the REC Pad Properties are not included in the applicable 1986 Leases and were not included in the applicable 1981 Leases.

       2. Gateway. FMI acknowledges and agrees that the current lease for the Gateway Fred Meyer retail development only includes the Fred Meyer retail building and does not include any adjacent pad sites.

       3. Settlement Payment. Upon execution and delivery of this Agreement by the parties, REPLP will, by wire transfer, pay to FMI the sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00).

       4. Modification of 1986 Leases. FMI and REPLP will execute and deliver amendments to the 1986 Leases for the Gresham Fred Meyer retail development and the Clackamas Fred Meyer retail development to delete the legal descriptions of the Newport Bay Gresham Pad, the US Bank/Burger King Gresham Pad and the Elmers Clackamas Pad from said leases. Furthermore, the parties agree to execute such other instruments and agreements necessary to effect the intent of this Agreement.

       5. FMI, Roundup, FM Alaska and B & B Release. For good and valuable consideration, including the mutual promises and actions made and taken herein, FMI, Roundup, FM Alaska and B & B, for themselves and their respective successors, assigns, agents, servants and employees, hereby mutually release, acquit and forever discharge REPLP and REC, their representatives, agents, servants, employees, successors and assigns of and from any and all actions, causes of action, claims, demands, damages, costs, expenses, liabilities, attorneys' fees, and debts whatsoever, in law or in equity, on account of any matter or thing which will or has happened, developed or occurred in the past, present or future, whether known or unknown, suspected or unsuspected, which are in any way connected with, based upon, related to, or arising out of rental income received by REPLP from the leasing or subleasing of Retail Tenant Space at any time during the terms of the 1981 Leases and the 1986 Leases.

       6. REPLP and REC Release. For good and valuable consideration, including the mutual promises and actions made and taken herein, REC and REPLP, for themselves and their

       3 of 7

respective successors, assigns, agents, servants and employees, hereby mutually release, acquit and forever discharge FMI, Roundup, FM Alaska and B & B, their representatives, agents, servants, employees, successors and assigns of and from any and all actions, causes of action, claims, demands, damages, costs, expenses, liabilities, attorneys' fees, and debts whatsoever, in law or in equity, on account of any matter or thing which will or has happened, developed or occurred in the past, present or future, whether known or unknown, suspected or unsuspected, which are in any way connected with, based upon, related to, or arising out of rental income received by FMI, Roundup, FM Alaska and B & B from the leasing or subleasing of Retail Tenant Space at any time during the terms of the 1981 Leases and the 1986 Leases.

       7. Entire Agreement. The parties agree that no representation or promise not expressly contained in this Agreement has been made and further acknowledge that they are not entering into this Agreement on the basis of any promise or representation, express or implied, not otherwise contained herein. This Agreement contains the entire agreement between the parties hereto and the terms hereof are contractual and not a mere recital. This Agreement supersedes any prior agreement and contains the entire agreement of the parties on the matters covered. Each party hereto has fully and personally investigated the subject matter of this Agreement, consulted such independent counselors as required, and does not rely on any statement of facts or opinions of any other party to this Agreement.

       8. Attorneys' Fees. If either party hereto brings an action at law or in equity to enforce, interpret or seek redress for the breach of this Agreement, then the prevailing party in such action shall be entitled to recover all court costs and witness fees and reasonable attorneys' fees (at trial or on appeal) in addition to all other appropriate relief.

       9. Counterparts. This Agreement may be executed in one or more counterparts by the parties hereto. All counterparts shall be construed together and shall constitute one agreement.

      10. Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, successors and assigns.

      11. Effective Date. The effective date of this Agreement and each and every provision hereof is and shall be August 10, 1995.

      4 of 7

      IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first above written.


                             REPLP:

                             REAL ESTATE PROPERTIES
                             LIMITED PARTNERSHIP,
                             an Oregon limited partnership

                             By FMGP Associates,
                                an Oregon limited partnership,
                                Its General Partner

                               By FMGP Incorporated,
                                  a Delaware corporation,
                                  Its General Partner


                                 By DAVID W. RAMUS
                                    -------------------------------------------
                                    David W. Ramus
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Vice President
                                        ---------------------------------------



                             REC:

                             REC RESOLUTION COMPANY,
                             an Oregon corporation


                                 By DAVID W. RAMUS
                                    -------------------------------------------
                                    David W. Ramus
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Vice President
                                        ---------------------------------------



                             FMI:

                             FRED MEYER, INC.,
                             a Delaware corporation


                                 By KENNETH THRASHER
                                    -------------------------------------------
                                    Kenneth Thrasher
                                    -------------------------------------------
                                              (typed or printed name)
                         Its Senior V.P. - Finance
                                        ---------------------------------------



                        (Signatures continued on following page)

      5 of 7

                             ROUNDUP:

                             ROUNDUP CO.,
                             a Washington corporation


                                 By KENNETH THRASHER
                                    -------------------------------------------
                                    Kenneth Thrasher
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Senior V.P. - Finance
                                        ---------------------------------------



                             FM ALASKA:

                             FRED MEYER OF ALASKA, INC.,
                             an Alaska corporation


                                 By KENNETH THRASHER
                                    -------------------------------------------
                                    Kenneth Thrasher
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Senior V.P. - Finance
                                        ---------------------------------------



                             B & B:

                             B & B STORES, INC.,
                             a Montana corporation


                                 By KENNETH THRASHER
                                    -------------------------------------------
                                    Kenneth Thrasher
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Senior V.P. - Finance
                                        ---------------------------------------



                       (Acknowledgments on following page)

       6 of 7

                           (Acknowledgment for REPLP)

STATE OF OREGON         )
                        ) ss.
County of Washington    )

      This instrument was acknowledged before me on this 25th day of August, 1995 by David W. Ramus, as Vice President of FMGP INCORPORATED, a Delaware corporation.

                                    Jennifer Seifert
                                    -------------------------------------------
                                    Notary Public for Oregon
                                    My Commission Expires: March 28, 1997



                            (Acknowledgment for REC)

STATE OF OREGON         )
                        ) ss.
County of Washington    )

      This instrument was acknowledged before me on this 25th day of August, 1995 by David W. Ramus, as Vice President of REC Resolution Company, an Oregon corporation.

                                    Jennifer Seifert
                                    -------------------------------------------
                                    Notary Public for Oregon
                                    My Commission Expires: March 28, 1997



                            (Acknowledgment for FMI)

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      This instrument was acknowledged before me on this 28th day of August, 1995 by Kenneth Thrasher, as Sr. V.P. - Finance of FRED MEYER, INC., a Delaware corporation.

                                    Carla J. Bangert
                                    -------------------------------------------
                                    Notary Public for Oregon
                                    My Commission Expires: Nov. 13, 1997


                          (Acknowledgment for Roundup)

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      This instrument was acknowledged before me on this 28th day of August, 1995 by Kenneth Thraser, as V.P. of ROUNDUP CO., a Washington corporation.

                                    Carla J. Bangert
                                    -------------------------------------------
                                    Notary Public for Oregon
                                    My Commission Expires: Nov. 13, 1997

      7 of 7

                         (Acknowledgment for FM Alaska)

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      This instrument was acknowledged before me on this 28th day of August, 1995 by Kenneth Thrasher, as V.P. of FRED MEYER OF ALASKA, INC., an Alaska corporation.

                                    Carla J. Banger
                                    -------------------------------------------
                                    Notary Public for Oregon
                                    My Commission Expires: Nov. 13, 1997



                           (Acknowledgment for B & B)

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      This instrument was acknowledged before me on this 28th day of August, 1995 by Kenneth Thrasher, as V.P. of B & B STORES, INC., a Montana corporation.

                                    Carla J. Bangert
                                    -------------------------------------------
                                    Notary Public for Oregon
                                    My Commission Expires: Nov. 13, 1997

                                 EXHIBIT A

               FRED MEYER RETAIL DEVELOPMENTS LEASED BY REPLP
                        TO FMI UNDER THE 1986 LEASES


Anchorage                                 Newport
1000 E Northern Lights Blvd.              Newport, OR
Anchorage, AK
                                          Oak Grove
Bellevue                                  14700 SE McLoughlin Blvd.
2041 148th NE                             Milwaukie, OR
Bellevue, WA
                                          Peninsula
Burien                                    6850 N Lombard
14300 First Avenue South                  Portland, OR
Seattle, WA
                                          Polson
Burlingame                                Polson, MT
7555 SW Barbur Blvd.
Portland, OR                              Raleigh Hills
                                          7700 SW Beavrtn-Hillsdale Hwy.
Clackamas                                 Portland, OR
16301 SE 82nd Drive
Clackamas, OR                             Rockwood
                                          18535 SE Stark St.
Cornelius                                 Portland, OR
2200 Baseline Street
Cornelius, OR                             Rose City
                                          Portland, OR
Eugene
Eugene, OR                                Sixth & Alder
                                          Portland, OR
Fairbanks
19 College Road                           Southeast
Fairbanks, AK                             5253 SE 82nd Ave.
                                          Portland, OR
Gateway
1111 NE 102nd Avenue                      Spokane Francis
Portland, OR                              E 525 Francis Ave.
                                          Spokane, WA
Glisan
6615 NE Glisan St.                        Spokane Sprague
Portland, OR                              E 5204 Sprague Ave.
                                          Spokane, WA
Greenwood
100 NW 85th St.                           Stadium
Seattle, WA                               100 NW 20th Place
                                          Portland, OR
Gresham
2497 NE Burnside Rd.                      Stark
Gresham, OR                               700 SE 122nd
                                          Portland, OR
Hawthorne
3805 SE Hawthorne Blvd.                   Swan Island
Portland, OR                              5000 N. Basin
                                          Portland, OR
Hazel Dell
7700 NE Highway 99                        Tigard
Vancouver, WA                             11565 SW Pacific Hwy.
                                          Tigard, OR
Hollywood
Portland, OR                              Totem Lake
                                          12221 120th Avenue NE
Interstate                                Kirkland, WA
7404 N Interstate Ave.
Portland, OR                              White Center
                                          2601 Roxbury
King Road                                 Seattle, WA
10510 SE 82nd Ave.
Portland, OR                              Yakima
                                          Yakima, WA
Lake City
12778 Lake City Way, NE
Seattle, WA

                                 EXHIBIT B

                                 REC LEASES

Burlingame
7555 SW Barbur Blvd.
Portland, OR

Gateway
1111 NE 102nd Avenue
Portland, OR

Glisan
6615 NE Glisan St.
Portland, OR

Gresham
2497 NE Burnside Rd.
Gresham, OR

Hawthorne
3805 SE Hawthorne Blvd.
Portland, OR

Hazel Dell
7700 NE Highway 99
Vancouver, WA

Interstate
7404 N Interstate Ave.
Portland, OR

Oak Grove
14700 SE McLoughlin Blvd.
Milwaukie, OR

Peninsula
6850 N Lombard
Portland, OR

Raleigh Hills
7700 SW Beavrtn-Hillsdale Hwy.
Portland, OR

Rose City
Portland, OR

Southeast
5253 SE 82nd Ave.
Portland, OR

Stadium
100 NW 20th Place
Portland, OR

Swan Island
5000 N. Basin
Portland, OR

Tigard
11565 SW Pacific Hwy.
Tigard, OR

                                 EXHIBIT C

                            REPLP PAD PROPERTIES

     1.   Gresham Fred Meyer Retail Development:

               US Bank Pad
               Burger King Pad
               Newport Bay Pad

     2.   Clackamas Fred Meyer Retail Development:

               US Bank Pad
               Elmer's Pad

     3.   Tigard Fred Meyer Retail Development:

               US Bank Pad

     4.   Everett Fred Meyer Retail Development:

               Billy's Big-O-Tires Pad

     5.   King Road Fred Meyer Retail Development:

               First Interstate Bank Pad
               Southgate Locksmith Pad

          Property taxes related to these pad properties are the responsibility of REPLP

                                 EXHIBIT D

                             REC PAD PROPERTIES

     1.   Burlingame Fred Meyer Retail Development:

               Burger King Pad

     2.   Raleigh Hills Fred Meyer Retail Development:

               Quickstart pad (former Flying A Service Station)
               Union 76 Station Pad

     3.   Beaverton Fred Meyer Retail Development:

               Chevron Station Pad


          Property taxes related to these pad properties are the responsibility of REC.

      1 of 2

                       SECOND LEASE MODIFICATION AGREEMENT


      THIS SECOND LEASE MODIFICATION AGREEMENT (this "Agreement") is made and entered into this 12th day of October, 1995, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership ("Landlord"), and FRED MEYER, INC., a Delaware corporation ("Tenant").

                                 R E C I T A L S

      A. As of October 22, 1986, Landlord (formerly Fred Meyer Real Estate Properties, Ltd.) and Tenant entered into a lease for the real property located at 2497 N.E. Burnside Road, Gresham, Oregon, and more particularly described in the lease. The lease was amended by Lease Modification Agreement dated February 7, 1992 (as amended, the "Lease").

      B. Landlord and Tenant desire to further amend and modify the Lease as set forth below.

      NOW, THEREFORE, in consideration of the foregoing facts and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

       1. Exhibit A. Exhibit A to the Lease is hereby deleted and Exhibit A-I, attached hereto and incorporated by reference, is substituted in lieu thereof.

       2. Effective Date. This Agreement shall be effective as of the date first above written.

       3. Ratification. Except as herein modified the Lease shall remain in full force and effect and is hereby ratified and affirmed.

       4. Successors and Assigns. This agreement shall bind and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first above written.


                             LANDLORD:

                             REAL ESTATE PROPERTIES
                             LIMITED PARTNERSHIP,
                             an Oregon limited partnership


                             By FMGP Associates,
                                an Oregon limited partnership,
                                Its General Partner

                               By FMGP Incorporated,
                                  a Delaware corporation,
                                  Its General Partner


                                 By DAVID W. RAMUS
                                    -------------------------------------------
                                    David W. Ramus
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Vice President
                                        ---------------------------------------


                  (Signatures continued on following page)

      2 of 2

                             TENANT:

                             FRED MEYER, INC.,
                             a Delaware corporation


                                 By SCOTT L. WIPPEL
                                    -------------------------------------------
                                    Scott L. Wippel
                                    -------------------------------------------
                                              (typed or printed name)
                                    Its Senior Vice President
                                        ---------------------------------------

                        LEGAL DESCRIPTION


A tract of land in Section 11, Township 1 South, Range 3 East of the Willamette Meridian, in the City of Gresham, County of Multnomah and State of Oregon described as follows:

Beginning at a point on the westerly line of that tract of land described in Book 2191, page 341, Multnomah County Record of Deeds, 5.00 feet southerly from the southerly right-of-way line of Bull Run Road, said point bears South 2 degrees 44' 22" West
14.47 feet and South 87 degrees 15' 38" East 252.33 feet South 89 degrees 38' 02" East 434.96 feet from the Northeast corner of the J.H. Lambert Donation Land Claim, Township 1 South, Range 3 East, Willamette Meridian, Multnomah County, Oregon:

Thence South 0 degrees 30' 55" East 185.19 feet to the southwesterly corner of that tract of land described in Book 2191, page 341, Multnomah County Record of Deeds;
Thence South 89 degrees 38' 35" East 404.95 feet to a point situated North 89 degrees 38' 35" West 20.00 feet from the East line of that tract of land described in PS Miscellaneous Book 188, page 511, Multnomah County Record of Deeds; thence South 0 degrees 27' 56" East 190.00 feet to a point; thence South 21 degrees 30' 03" East 334.70 feet to a point; thence South 32 degrees 04' 14" East 220.83 feet to a 1-inch iron pipe on the westerly boundary of that tract of land described in PS Deed Book 990, page 130; thence South 0 degrees 28' 16" East 661.58 feet along said boundary line to the Northeast corner of that tract of land described in Volume 1106 page 283, Multnomah County Book of Deed Records; thence North 71 degrees 51' 12" West, conincident with the northerly line of the aforementioned described tract,
122.03 feet to a point; thence North 0 degrees 28' 31" West
427.13 feet to a point; thence South 89 degrees 29' 30" West
252.94 feet to a point; thence South 60 degrees 57' 27" West
235.66 feet to the easterly right-of-way line of S.E. Burnside Road; thence northwesterly along said right-of-way as follows:
North 39 degrees 07' 34" West 299.29 feet along the Northeast boundary of that parcel of land described in Book 1701, page 3, Deed Records, and North 28 degrees 49' 10" West 116.95 feet and northwesterly along the arc of a 5,809.58-foot radius curve left, of which the long chord bears North 29 degrees 50' 21" West
226.35 feet and North 58 degrees 59' 11" East 10.00 feet and northwesterly along the arc of a 5,819.58-foot radius curve left, of which the long chord bears North 32 degrees 47' 02" West
371.74 feet to the intersection of the easterly right-of-way line of East Burnside Road and the southerly right-of-way line of Third Street; thence northeasterly along the southerly right-of-way line of Third Street as follows: Northeasterly along the arc of a 1,732.77-foot radius curve left, the long chord bears North 48 degrees 06' East 246.87 feet; North 44 degrees 00' 53" East
163.77 feet, northeasterly along the arc of a 211.00-foot radius curve right of which the long chord bears North 60 degrees 56' 29" East 122.86 feet, South 89 degrees 38' 02" East 70.65 feet to the point of beginning.

                           Exhibit A-I
      1 of 2

                     SECOND LEASE MODIFICATION AGREEMENT


      THIS SECOND LEASE MODIFICATION AGREEMENT (this "Agreement") is made and entered into this 12th day of October, 1995, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership ("Landlord"), and FRED MEYER, INC., a Delaware corporation ("Tenant").

                               R E C I T A L S

      A. As of October 22, 1986, Landlord (formerly Fred Meyer Real Estate Properties, Ltd.) and Tenant entered into a lease for the real property located at 16301 S.E. 82nd Drive, Clackamas, Oregon, and more particularly described in the lease. The lease was amended by Lease Modification Agreement dated February 7, 1992 (as amended, the "Lease").

      B. Landlord and Tenant desire to further amend and modify the Lease as set forth below.

      NOW, THEREFORE, in consideration of the foregoing facts and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

      1. Exhibit A. Exhibit A to the Lease is hereby deleted and Exhibit A-I, attached hereto and incorporated by reference, is substituted in lieu thereof.

      2. Effective Date. This Agreement shall be effective as of the date first above written.

      3. Ratification. Except as herein modified the Lease shall remain in full force and effect and is hereby ratified and affirmed.

      4. Successors and Assigns. This agreement shall bind and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first above written.


                                    LANDLORD:

                                    REAL ESTATE PROPERTIES
                                    LIMITED PARTNERSHIP,
                                    an Oregon limited partnership

                                    By FMGP Associates,
                                       an Oregon limited partnership,
                                       Its General Partner

                                       By FMGP Incorporated,
                                          a Delaware corporation,
                                          Its General Partner


                                       By DAVID W. RAMUS
                                          ------------------------------------

                                          DAVID W. RAMUS
                                          ------------------------------------
                                                  (typed or printed name)
                                          Its VICE PRESIDENT
                                              --------------------------------


                  (Signatures continued on following page)

      2 of 2

                                    TENANT:

                                    FRED MEYER, INC.,
                                    a Delaware corporation


                                    By SCOTT L. WIPPEL
                                       ------------------------------------

                                       SCOTT L. WIPPEL
                                       ------------------------------------
                                              (typed or printed name)
                                       Its SENIOR VICE PRESIDENT
                                           --------------------------------

Property No./Code:  004-01/CK-1
Clackamas, OR

                             LEGAL DESCRIPTION

2.   IN THE COUNTY OF CLACKAMAS AND STATE OF OREGON

     A tract of land located in the southwest one-quarter of Section 9, T. 2 S., R. 2 E., of the W. M., and the northwest one-quarter, Section 16, T. 2 S., R. 2 E., of the W. M., described as follows:

     Beginning at a point on the westerly right-of-way of 82nd Drive (Cascade Highway) and the southerly boundary line of that tract of land described in Fee No. 70 20685, said point bears North 87 degrees 46' 28" West 30.02 feet and South 04 degrees 18' 02" West 80.15 feet from the one-quarter corner between Sections 9 and 16, T. 2 S., R. 2 E., of the W. M.; thence North 88 degrees 40' 53" West 603.69 feet along said southerly boundary and parallel with the south line of Roots Addition to Marshfield, Clackamas County, Oregon, to a point on the easterly right-of-way line of Interstate Highway 205 (I-205); thence along said Easterly right-of-way line the following bearings and distances: along the arc of a spiral curve offset in an easterly direction, 135.00 feet distance from the reference spiral defined as being 500 feet in length, having a central angle of 3 degrees 45' and on "a" value of 0.3 (the offset spiral chord bears North 13 degrees 43' 46" East 210.12 feet) to the point of change from spiral to circular curve along the arc of a 3,954.72 foot curve left (the long chord bears North 10 degrees 58' 32" East 197.47 feet) through a central angle of 2 degrees 51' 41" 197.50 feet to a point situated
     135.00 feet easterly on a radial line from OSHD reference line of I-205 Engineers' Station 542+50, North 15 degrees 11' 42" East 262.50 feet to a point situated 170.00 feet easterly on a radial line from said reference line at I-205 Engineers' Station 540+00, North 12 degrees 13' 43" East 517.40 feet to the point of intersection of said easterly right-of-way with the north right-of-way of Roots Webster Road (vacated), vacation of said street recorded in Book 661, page 828, Deed Records; thence along said North right-of-way and North right-of-way extended South 88 degrees 40' 53" East 251.01 feet to a point which lies North 88 degrees 40' 53" West, a distance of 97.02 feet from said Southeast 82nd Drive Westerly right of way line; thence South 0 degrees 13' 31" West parallel with said westerly right of way line, a distance of 281.00 feet; thence South 88 degrees 40' 53" East parallel with said north right of way line, a distance of 85.02 feet to a point which lies Westerly, a distance of 12.00 feet from said westerly right of way line; thence North 0 degrees 13' 31" East parallel with said westerly right of way line, a distance of 155.94 feet; thence along the arc of a 208.33 foot radius curve to the right (the long chord of which bears North 7 degrees 07' 03" East, a distance of 50.00 feet) through a central angle of 13 degrees 47' 03" an arc distance of 50.12 feet; thence along the arc of a 208.33 radius curve to the left (the long chord of which bears North 7 degrees 07' 03" East, a distance of 50.00 feet) through a central angle of 13 degrees 47' 03" an arc distance of 50.12 feet to a point on said westerly right of way line which lies South 0 degrees 13' 31" West, a distance of 25.55 feet from the north right of way line of said Roots-Webster Road; thence South 0 degrees 13' 31" West along said westerly right of way line, a distance of 1057.37 feet to an angle point; thence continuing along said westerly right of way line South 4 degrees 18' 02" West, a distance of 80.15 feet to the point of beginning.

                                Exhibit A-I